$5,000,000.00	December 3, 2010 Los Angeles, California

REVOLVING CREDIT NOTE

FOR VALUE RECEIVED, CYBERDEFENDER CORPORATION, a Delaware corporation, having a principal place of business at 617 West 7th Street, Suite 1000, Los Angeles, CA 90017 (the “Company”) promises to pay to the order of GR MATCH, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), the principal sum of Five Million Dollars ($5,000,000), or so much thereof as shall have been advanced and/or re-advanced and remain outstanding under the Revolving Credit Loan Agreement (as defined below), together with accrued interest, at the rate hereinafter set forth, on the unpaid principal balance hereof from time to time, from the date of this Note through and including the date the entire principal sum hereof has been indefeasibly paid in full.

Section 1.             Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Revolving Credit Loan Agreement, and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (i) the Company or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (ii) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement; (iii) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (iv) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) days; (v) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (vi) the Company or any Significant Subsidiary thereof calls a meeting of substantially all of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (vii) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d5(b)(1) promulgated under the Exchange Act), other than by the Holder or any of its Affiliates, of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company, or (ii) a replacement at one time or within a one (1) year period of more than one-half (1/2) of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

“Event of Default” shall have the meaning set forth in Section 3 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” means, if, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person where the Company is not the surviving entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of common stock of the Company are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of its common stock or any compulsory share exchange pursuant to which its common stock is effectively converted into or exchanged for other securities, cash or property.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Revolving Credit Loan Agreement” means that certain Revolving Credit Loan Agreement by and between the Holder and the Company, dated as of even date herewith, as amended, modified or supplemented from time to time in accordance with its terms.

Section 2.             Principal and Interest.

a)           Payment of Principal and Interest. This Note shall mature, and the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon and any other amounts which may become due hereunder, shall be immediately due and payable on the Revolving Credit Expiration Date without notice or demand.  The fact that there may be no sums outstanding hereunder at any particular time shall not affect the continuing validity or enforceability of this Note.

b)           Interest Calculations. Simple interest shall accrue at a fixed rate equal to ten percent (10%) per annum on the unpaid principal balance of this Note (calculated on a daily basis) from time to time outstanding from and after the date hereof until payment of the entire outstanding principal balance of this Note, together with all accrued and unpaid interest thereon and any and other amounts which may become due hereunder, and the expiration or earlier termination of the Revolving Credit Facility.  All interest hereunder shall be calculated on a per-diem basis based upon a three hundred sixty (360) day year.

c)           Late Fee.  All amounts owing hereunder which are not paid on or prior to the due date therefor shall incur a late fee in an amount equal to ten percent (10%) of the amount due.

d)           Prepayment; Repayment Fee.  The Company may repay all or a portion of the outstanding principal balance of this Note at any time from time to time; provided, however, that, upon all repayments of the principal balance of this Note, including, without limitation, repayments upon the Revolving Credit Expiration Date or repayments and/or acceleration of this Note in the event of an Event of Default, the Company shall also pay to the Holder a repayment fee payable in an amount equal to ten percent (10%) of the applicable principal amount of this Note being repaid by the Company or, in the case of an acceleration of this Note following an Event of Default, the principal amount of this Note so accelerated.  Each repayment fee shall be due and payable by the Company simultaneously with the Company's corresponding repayment of the applicable principal amount of this Note or, in the case of an acceleration of this Note following an Event of Default, the repayment fee shall be added to the principal amount of this Note so accelerated.

e)           Application of Payments.  All payments on account of the indebtedness evidenced by this Note shall be made to the Holder, on the day when due in lawful money of the United States.  All payments shall be first applied to late charges, costs of collection or enforcement and other similar amounts due, if any, under this Note, then to any repayment fees referenced in Section 2(d) above, and then to interest due and payable hereunder and the remainder to principal due and payable hereunder.  Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds.

Section 3.             Events of Default.

a)           “Event of Default,” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.           any default in the payment of any amount due hereunder, in each case free of any claim of subordination, as and when the same shall become due and payable in accordance with the provisions of this Note, which default is not cured within five (5) Business Days;

ii.           the Company shall materially fail to observe or perform any other covenant or agreement contained in, or otherwise commit any breach of the Loan Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been remedied within earlier to occur of (A) five (5) Business Days after notice of such failure sent by the Holder and (B) ten (10) Business Days after the Company has become or should have become aware of such failure;

iii.         any representation or warranty made in this Note, any other Loan Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder in connection with the Loan Documents shall be untrue or incorrect in any material respect as of the date when made or deemed made;

iv.         the Company shall have become subject to a Bankruptcy Event;

v.          the occurrence of an “Event of Default” under the Senior Loan Documents or the Company's default on any of its obligations under any other mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $150,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vi.         the Company shall be a party to any Change of Control Transaction or Fundamental Transaction;

vii.        any monetary judgment, writ or similar final process shall be entered or filed against the Company or its property or other assets for more than One Hundred Thousand Dollars ($100,000), and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of forty five (45) calendar days.

b)           Remedies Upon Event of Default.  If any Event of Default occurs, the Holder may elect to (i) declare the Revolving Credit Facility and any obligation or commitment of the Holder to make Advances thereunder to be terminated, whereupon the same shall forthwith immediately terminate and (ii) declare the entire outstanding principal balance of this Note, together with any repayment fees referenced in Section 2(d) above, all accrued but unpaid interest and any and all other amounts due and owing under this Note, immediately due and payable in cash, and (iii) exercise any and all rights and remedies available to the Holder under the Loan Documents and/or applicable laws; provided, that, in the case of any Event of Default referred to in Section 3(a)(iv) above, the Revolving Credit Facility and any obligation or commitment of the Holder to make Advances thereunder shall immediately and automatically terminate and the unpaid principal amount of this Note, together with all accrued but unpaid interest and any and all other amounts due and owing under this Note, shall be automatically and immediately due and payable by the Company to the Holder without notice, presentment, demand, protest or other action of any kind, all of which are expressly waived by the Company.  In addition to the foregoing, upon the occurrence of an Event of Default and/or after the maturity of this Note (whether by acceleration, declaration or otherwise), interest will be charged on the outstanding principal balance of this Note and all other amounts then and thereafter due and payable hereunder at the rate of fifteen percent (15%) per annum, or such lower maximum amount of interest permitted to be charged under applicable law, for so long as such Event of Default continues, or, from the date of such maturity until payment in full of the unpaid principal balance of the Loan, all accrued and unpaid interest thereon and any and all such other amounts due and payable hereunder.  When this Note shall have been paid in full in accordance herewith and the Revolving Credit Facility shall have been expired or terminated, the Holder shall promptly surrender this Note to or as directed by the Company.

Section 4.             Waivers.

a)           No Waiver Except in Writing. No provision of this Note will be deemed waived by the Holder, unless waived in a writing executed by the Holder, which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of the Holder, or any omission by the Holder to take action with respect to any provision of this Note.  No such express written waiver shall affect any other provision of this Note, or cover any default or time period or event, other than the matter as which an express written waiver has been given.

b)           Waiver of Statute of Limitations. The Company further waives and renounces for itself, its successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, or exemption and homestead laws now provided, or which may hereafter be provided, by the laws of the United States and the State of California against the enforcement and collection of the obligations evidenced by this Note.

c)           Waiver of Presentment. All parties now or hereafter liable with respect to this Note, whether the Company, principal, surety, guarantor, endorsee or otherwise hereby severally waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest.  No failure to accelerate the indebtedness evidenced hereby, acceptance of a past due installment following the expiration of any cure period provided by this Note or applicable law, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of California.  The Company hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

Section 5.             Miscellaneous.

a)           Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered either personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the Company at the address set forth above, facsimile number (213) 689-8639, Attn: Chief Financial Officer or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section, with any fax delivery followed up by overnight delivery service.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, then at the principal place of business of the Holder, if any.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 5(a) prior to 5:30 p.m. (Eastern Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 5(a) later than 5:30 p.m. (Eastern Standard Time) on any date and earlier than 11:59 p.m. (Eastern Standard Time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) if personally delivered, upon actual receipt by the party to whom such notice is required to be given.

b)           Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest of this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.

c)           Secured Obligation.     The obligations of the Company under this Note are secured by a security interest in all assets of the Company pursuant to that certain Security Agreement, dated as of even date herewith, by and between the Company and the Holder.

d)           Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note (as adjusted for any conversions) so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

e)           Governing Law.  This Note shall be governed by and construed and enforced in accordance with the laws of the State of California (without regard to conflicts of laws), except where federal law is applicable (including, without limitation, any applicable federal usury ceiling or other federal law preempting state usury laws).  Any and all actions brought by the Company or Holder under this Note shall be brought in the state or federal courts located in the City of Los Angeles, California (the “California Courts”). The Company hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Loan Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such California Courts, or such California Courts are improper or inconvenient venue for such proceeding. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the Company at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Company hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note sor the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the Loan Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

f)           Time Is of The Essence. The Company agrees that time is of the essence with respect to every provision hereof, and hereby consents to any and all renewals, extensions or modifications of the terms hereof including, without limitation, time for payment, and further agrees that any such renewal, extension or modification, or the release or substitution of any person or security for the indebtedness evidenced hereby, shall not affect the liability of any parties not released in writing by the Holder for the indebtedness evidenced by this Note.  Any such renewals, extension, modifications, releases or substitutions may be made without notice to any of such parties.

g)           Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

h)           Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)           Headings; Certain Rules of Construction.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.  The provisions of this Note shall be construed as a whole according to their common meaning, not strictly for or against any party, or any person or entity, who is or may become liable for the payment of this Note, and to achieve the objectives of the parties unconditionally to impose on the Company the indebtedness evidence by this Note.  Whenever the words “including,” “includes” or “include” are used in this Note (including any exhibit hereto), they shall be read non-exclusively as though the phrase “without limitation” immediately followed the same.  Unless the context requires otherwise, the singular includes the plural, and vice versa, and the masculine includes the feminine, and neuter adjectives include one another.

j)           Amendment.  This Note may be modified or amended only by a writing duly executed by the Company and the Holder which expressly refers to this Note and the intent of the parties so to amend this Note.

k)           Manner of Payment; No Offsets.  All payments due hereunder shall be made in lawful money of the United States of America.  Except as otherwise set forth in this Note, all sums due hereunder shall be payable without offset, demand, abatement or counterclaim of any kind or nature whatsoever, all of which hereby waived by the Company.

l)           No Intent of Usury.  None of the terms and provision contained in this Note or in other documents or instruments related hereto, shall ever be construed to create a contact for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest permitted to be charged by application laws or regulation governing this Note.  Without limiting the above, this Note is subject to the express condition that at no time shall the Company be obligated or required to pay any amount under this Note including any interest on the principal balance at a rate in excess of the maximum interest rate which the Company is permitted by applicable law to contract or agree to pay.  In determining whether or not the interest or any other amount paid or payable under this Note exceeds the maximum rate permitted under applicable law (i) the Company and the Holder shall to the extent permitted under applicable law characterize any non-principal payment, as a fee, premium or expense rather than interest, and (ii) all sums paid or agreed to be paid to the Holder for the use, forbearance, or detention of the debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term until payment in full so that the rate or amount of interest on account of the debt does not exceed the maximum lawful rate of interest.

m)           No Impairment.  No reference herein to any other agreements between the Holder and the Company and no provision of this Note or such other agreements shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the time, and in the currency herein prescribed

n)           Remedies Cumulative.  The rights and remedies of the Holder as provided in this Note shall be cumulative and concurrent and may be pursued singly, successively or together against the Company or any other Persons who are, or may become liable for all or any part of this indebtedness, and any other funds, property or security held by the Holder for the payment hereof, or otherwise, at the sole discretion of the Holder.  Failure to exercise any such right or remedy shall in no event be construed as waiver or release of such rights or remedies, or the right to exercise them at any later time.  The right, if any, of the Company, and all other Persons, who are, or may become, liable for this indebtedness, to plead any and all statutes of limitation as a defense is expressly waived by each and all of such parties to the full extent permissible by law.

o)           Reimbursement of Collection Expenses.  The Company agrees to reimburse the Holder, immediately upon written notice from the Holder, all actual costs, expenses, disbursements, charges and reasonable attorney’s fees and costs incurred by the Holder or its counsel in the enforcement or attempted enforcement of this Note.  Without limitation on the foregoing, the Company agrees to pay all costs of collection, including reasonable attorneys’ fees and costs (whether or not for salaried attorneys regularly employed by the Holder) and all costs of any action or proceeding (including any bankruptcy proceeding or any non-judicial foreclosure or private sale), in case any payment is not paid when due, or in case it becomes necessary to enforce any other obligation or the Company hereunder, or in the event the Holder is made a party to any litigation because of the existence of the indebtedness evidenced by this Note, or any of them.

p)           Successors and Assigns.  The provisions of this Note shall inure to the benefit of the Holder and its successors and assigns.  The Company shall not assign or otherwise transfer this Note without the prior written consent of the Holder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Revolving Credit Note to be duly executed by a duly authorized officer of the Company as of the date first above indicated.

CYBERDEFENDER CORPORATION,
a Delaware corporation

By:	/s/ Gary Guseinov
Gary Guseinov
Chief Executive Officer